Exhibit 10.16


LOGO

TO:                                 FROM:
Teddy Lawson                        Suzanne A. Spantidos  /s/

COMPANY:                            DATE:
Federated National                  FEBRUARY 22, 2002

FAX NUMBER:                         TOTAL NO. OF PAGES INCLUDING COVER:
954-316-9201                        4

PHONE NUMBER:                       SENDER'S REFERENCE NUMBER:
954-308-1250                        300300302

RE:  1/1/2002 Reinsurance Terms for Federated National Insurance Company

Dear Teddy:

TRC is prepared to authorize 100% based on the Revised terms outlined below. This quotation contains the changes we discussed yesterday and are in bold for your reference. Please sign this copy and fax to my attention. I will forward hard copies via Federal Express from "wet signature". Thank you for all of your help.

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Company:                Federated National
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Business Covered:       Private Passenger Auto Only
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Territory:              Florida
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Commencement            Effective January 1, 2002, on new and renewal business.
& Termination:          Policies Attaching Basis.

                        The treaty may be cancelled at semi annually by giving 90 days prior written notice by certified mail.

                        Special Termination Clause (see attached)

                        Company has option to elect Runoff or Cutoff. Election must be made within 30 days of notice or cancellation/ termination.
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Coverage:               40% Quota Share
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Ceding Commission:      Minimum: 30% @ 66% ILR, sliding 0:1
                                 30% @ 63% ILR, client realizing 100% of profits under 63% ILR
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Loss Corridor:          Federated National to assume 50% of Incurred Losses from
                        70% to 75% and then 100% of Incurred Losses from a 75%
                        to 80%.
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Commission Adjustment  Commission to be adjusted 24 months from inception, calculation to apply a 6.5% IBNR factor.
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Loss Adjustment Exp:    Treaty Limitation of ALAE: Total allocated loss
                        adjustment expense, including outside legal counsel, shall be the lesser of actual ALAE or 8% of Earned Premium. Allocated loss adjustment expense and legal expense shall be reported separately.
                        Payment of ALAE: Superior Adjusting Inc. will receive, through the monthly accounts, 7.5% of Earned Premium. An adjustment for Actual ALAE will be made at the time of the Commission Adjustment.
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

Page 2
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Non-Traditional QS      Transatlantic will have the option at 7-15-02 to modify
Option: the terms to a Non-Traditional Quota Share treaty including the following:

                        Change would be retroactive to 1-1-02. Reinsurer's
                        Margin: 4% (96% Combined Ration)
                        TRC will transfer of funds to establish a Funds Withheld
                        Structure: Federated National will hold all funds except the Reinsurer's Margin.
                        Ceding Commission: 30% @ 66% ILR, client realizing 100% of profits under a 66% ILR. Profit Contingency to be calculated 24 months from inception with a 6.5% IBNR factor applied.
                        Loss corridor: Federated National to assume 100% of Incurred Losses from a 66% ILR to 86% ILR.
                        Establish an Incurred Loss Ratio Cap of 110%
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Definitions:            Written Premium: Gross Written Premium for the policy,
                        less cancellations and return premium.
                        Collected Premium: Premium actually collected by producer/agent or MGA from the insureds policy payment schedule.
                        Earned Premium: Earned Portion of the Written Premium
                        (as defined above), using the Daily Pro Rata calculation method or other accepted calculation method as agreed to.
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Limits:                 Basic Limits Section A        Increased Limits Section B
                        BI   $10,000/$20,000          BI  $100,000/$300,000
                        PD   $10,000                  PD  $50,000
                        APD  $50,000                  APD $50,000
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Reports & Remittances:  Monthly reports within 30 days and remittance within 30 days. Basic Limits and Increased Limits to be reported separately.
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Warranty:               No rate decreases or discount increases without prior
                        reinsurer written approval.
                        Ceded Premium Cap of $12,000,000
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Exclusions:             Guaranty funds, insolvency funds, pools, pollution BRMA
                        39A and 39B, and attached auto specific list.
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ECO/XPL                 ECO/XPL will be covered at 100% with a total per claim
                        limitation of $500,000 inclusive of policy limits.
                        Annual Aggregate limit of $1.5MM.
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Terrorism               In the event of a terrorist act, this treaty will be
                        subject to an Annual Aggregate Limit of $1M for all losses incurred by a terrorist act. This condition will be readdressed when the ISO PPA Terrorist wording has been developed and distributed.
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General Conditions:     General conditions to include wording attached for:
                        offset clause, salvage and subrogation clause, arbitration clause and access to records.
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Informational:          Underwriting guidelines and rates to be filed with
                        Reinsurer.
                        Ceding Commission to be paid on a Collected basis.
                        Full placement of these Reinsurance Terms must be obtained within 10 business days of the quotation being accepted.
                        The program must incept within 30 days of the acceptance of these terms and conditions or the Reinsurance Agreement will be terminated.
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/s/Suzanne A. Spantidos  Date 2-22-02     /s/Teddy Lawson   Date 2/25/02
-----------------------                   ----------------
Suzanne A. Spantidos                      Teddy Lawson
Transatlantic Reinsurance Company         Federated National Insurance Company

                           Special Termination Clause

Either party to this Agreement shall have the right to cancel this Agreement immediately by giving 10 days written notice to the other party by registered mail in the event that one party;

1. has its financial condition impaired by a reduction of surplus as regards policyholders of 15% or more in any twelve month period from the inception date of this Agreement;

2. is declared insolvent or put in liquidation by any competent regulatory authority or court of competent jurisdiction;

3. loses its operating license, or has its operating license suspended, in any jurisdiction;

4.       ceases writing new or renewal business;

5. has any change in ownership, which is considered to be 10% or more of its stock and/or a change in management;

6. fails to remit premiums/losses in accordance with the terms of this Agreement. The coverage afforded by this Agreement shall cease as of the date of termination except in the case of failure to remit premium, termination shall be effective as at the date through which premium has been paid.

The Reinsurer shall have the right to cancel this Agreement 90 days notice for the following provision:

1.       Has it's A.M. Best rating reduced to B- or lower;

Subject to the Special Termination items above, the party giving notice shall have the option to return or request the return of the unearned premium, if any, on the business in force at the date of cancellation, less any commission allowed thereon. Thereby terminating this agreement on a cutoff basis.

If the Reinsurer requests termination on a Cutoff basis, such termination shall not apply to business written restricted by the state regulatory authority.

                       Private Passenger Auto Exclusions

A.   This Agreement does not apply to and specifically excludes the following:

1.   Financial Guarantee and insolvency;

2. Business written to apply in excess of a deductible of more than $5,000, and business issued to apply specifically in excess over underlying insurance;

3. Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association, but this exclusion shall not apply to Assigned Risk Plans or similar plans.

4. Automobile Liability Insurance relating to the ownership, maintenance or use of:

     A.   A Taxicab, public livery conveyance or bus;

     B. An ambulance, fire department or law enforcement, private emergency vehicle or other municipal equipment;

     C.   A racing or exhibition vehicle;

     D.   Rental and leasing of all motor vehicles;

     E. Commercial automobiles, except service vehicles used by Craftsmen and Artisans up to a maximum of one ton;

     F. Risks engaged in the transportation or distribution of munitions and explosives such as, but not limited to: liquid hydrogen, nitrogen, chlorine, fireworks, fuses, dynamite, nitroglycerine, ammonia nitrate, anhydrous ammonia, celluloid, pryroxline, or their derivatives, LGP, butane, propane and gasoline;

     G.   Recreational and high performance vehicles.

     H.   Policies sold to celebrity persons.

5.   Any automobile not classified as private passenger automobile.

6. Business written on a co-surety or co-indemnity basis not controlled by the Company.

7.   Loss or damage arising from pollution and environment impairment.

8. Loss or damage resulting from any of the following lines of business; Ocean Marine, Accident and Health, Worker's Compensation, Aircraft (all perils), Fidelity, Surety, Glass, Boiler and Machinery, Credit, Title, and/or Life.

If any business falling within the scope of one or more of the exclusions is assigned to the Company under an Assigned Risk Plan, such exclusion(s)shall not apply, it being understood and agreed that the limits of liability extended by the Company as respects such policies shall not exceed the minimum statutory limits of liability prescribed in such Assigned Risk Plan.

Definitions:
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Recreational Vehicles include:  road buggies, dune buggies, caravans, motor coaches and motor homes.

Celebrity Persons include: actors (guild and/or association membership), professional athletes (with league membership), olympic athletes, college athletes, radio personalities, news broadcasters, musicians, authors/writers (of published works), and models.